John Hancock Financial Services

U.S. Wealth Management

601 Congress Street

Boston, MA 02210-2805

(617) 663-3000

Fax: (617) 663-2197

May 2, 2007

EDGAR

U.S. Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	John Hancock Capital Series– (the “Registrant”)

John Hancock Asset Allocation Portfolios Class A, Class B, and Class C Prospectus;

John Hancock Asset Allocation Portfolios Class R1 Prospectus; and

combined Statement of Additional Information:

John Hancock Classic Value Fund II Class NAV Prospectus; and

John Hancock International Classic Value Class NAV Prospectus

File Nos. 811-1677;	2-29502;	(0000045291)

CERTIFICATE UNDER RULE 497(j)

Gentlemen and Ladies:

Pursuant to 497(j) of Regulation C, under the Securities Act of 1933, in lieu of filing under paragraph (b) or (c) of Rule 497, I hereby certify that the forms of the four Prospectuses listed above and the form of the Asset Allocation Portfolios combined Statement of Additional Information, each dated May 1, 2007 for the above-captioned Registrant, that would have been filed under paragraph (b) or (c) of Rule 497(j), does not differ from that contained in the most recent registration statement amendment and the text of the most recent registration statement has been filed electronically.

Sincerely,

/s/Alfred P. Ouellette

Alfred P. Ouellette

AVP, Senior Counsel and

Assistant Secretary

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